SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF ALLSPRING TAXABLE FIXED INCOME FUNDS
For the Allspring Core Plus Bond Fund
Allspring Government Securities Fund
Allspring High Yield Bond Fund
Allspring Short Duration Government Bond Fund
Allspring Short-Term Bond Plus Fund
Allspring Short-Term High Income Fund
Allspring Ultra Short-Term Income Fund
(each a “Fund”, and together the “Funds”)

Effective immediately, the Class-Level Administrator Fees table located in the section entitled, “Manager and Class-Level Administrator” is amended with the following:

CLASS-LEVEL ADMINISTRATOR FEE
SHARE CLASS	% OF TOTAL NET ASSETS
Class A	0.14%
Class C	0.14%
Class A2	0.14%

July 1, 2026